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                                                                   EXHIBIT 10.72


                           CONSENT TO CREDIT AGREEMENT

     CONSENT (this "Consent"), dated as of May 20, 1998, among AMERUS LIFE HOLDINGS, INC., an Iowa corporation (the "Borrower"), the various Banks from time to time party to the Credit Agreement referred to below, BANK ONE, INDIANA, NA and ABN AMRO BANK, N.V., as Co-Arrangers, and THE CHASE MANHATTAN BANK, as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Banks, the Co-Arrangers and the Administrative Agent are parties to a Credit Agreement, dated as of October 23, 1997 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

     WHEREAS, the Borrower desires to repurchase a certain amount of publicly held shares of its Class A Common Stock in connection with one or more Trust Preferred Offerings and/or the issuance of Permitted Subordinated Debt Securities, and such repurchase is not otherwise allowable under the Credit Agreement;

     WHEREAS, subject to the terms and conditions set forth herein, the Banks desire to permit the Borrower to repurchase such shares; and

     WHEREAS, subject to the terms and conditions set forth below, the parties hereto agree as follows.

     NOW, THEREFORE, it is agreed:

     1. Notwithstanding anything to the contrary contained in Sections 7.02 or
7.07 of the Credit Agreement, during the fiscal year ended December 31, 1998, the Borrower may purchase up to a maximum amount of $75,000,000 of publicly held shares of its Class A Common Stock so long as it has, at the time of any such purchase, received net proceeds from Trust Preferred Offerings and/or the issuance of Permitted Subordinated Debt Securities in an amount equal to or greater than the aggregate purchase price for all shares purchased or to be purchased pursuant to this paragraph 1 on or prior to such date; provided, that
(x) the Borrower may purchase in the aggregate not more than $20,000,000 of such shares in anticipation of any such Trust Preferred Offering or issuance of any such Permitted Subordinated Debt Securities without having received the proceeds thereof as required above, and (y) 50% of all proceeds received from any such issuances of Permitted Subordinated Debt Securities are applied as a mandatory prepayment as required by Section 2.03(c) of the Credit Agreement.

     2. In order to induce the Banks to enter into this Consent, the Borrower hereby represents and warrants that (i) all representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the Consent Effective Date (as defined below), both before and after giving effect to the Consent (unless such




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representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the Consent Effective Date, both before and after giving effect to this Consent.

     3. This Consent is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     4. This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     5. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     6. This Consent shall become effective on the date (the "Consent Effective Date") when each Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

     7. From and after the Consent Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *


                                       2





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     IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this
Consent to be duly executed and delivered as of the date first above written.

                                       AMERUS LIFE HOLDINGS, INC.

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       THE CHASE MANHATTAN BANK,
                                          Individually and as Administrative
                                          Agent

                                       By /s/ Peter Platten
                                          ------------------------------------
                                          Name: Peter Platten
                                          Title: Vice President

                                       BANK ONE, INDIANA, NA, Individually
                                          and as a Co-Arranger

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       ABN AMRO BANK N.V., Individually and
                                          as a Co-Arranger

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:



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     IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this
Consent to be duly executed and delivered as of the date first above written.

                                       AMERUS LIFE HOLDINGS, INC.

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       THE CHASE MANHATTAN BANK,
                                          Individually and as Administrative
                                          Agent

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       BANK ONE, INDIANA, NA, Individually
                                          and as a Co-Arranger

                                       By /s/ William I. Deeck
                                          ------------------------------------
                                          Name: William I. Deeck
                                          Title: Senior Vice President

                                       ABN AMRO BANK N.V., Individually and
                                          as a Co-Arranger

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:



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                                       BANK OF MONTREAL

                                       By /s/ John T. Mead, Jr.
                                          ------------------------------------
                                          Name: John T. Mead, Jr.
                                          Title: Director

                                       BANK OF TOKYO MITSUBISHI TRUST COMPANY

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       BANQUE NATIONALE DE PARIS

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       CIBC INC.

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:




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                                       BANK OF MONTREAL

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       BANK OF TOKYO MITSUBISHI TRUST COMPANY

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       BANQUE NATIONALE DE PARIS

                                       By /s/ Arnaud Collin du Bocage
                                          ------------------------------------
                                          Name: Arnaud Collin du Bocage
                                          Title: Executive Vice President
                                                 and General Manager

                                       CIBC INC.

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:




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                                       BANK OF MONTREAL

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       BANK OF TOKYO MITSUBISHI TRUST COMPANY

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       BANQUE NATIONALE DE PARIS

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       CIBC INC.

                                       By /s/ Gerald Girardi
                                          ------------------------------------
                                          Name: Gerald Girardi
                                          Title: Executive Director
                                                 CIBC Oppenheimer Corp. AS AGENT




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                                       DRESDNER BANK AG, NEW YORK
                                          BRANCH AND GRAND CAYMAN
                                          BRANCH

                                       By /s/ Robert P. Donahue
                                          ------------------------------------
                                          Name: Robert P. Donahue
                                          Title: Vice President

                                       By /s/ George T. Ferguson, IV
                                          ------------------------------------
                                          Name: George T. Ferguson, IV
                                          Title: Assistant Vice President

                                       FIRST UNION NATIONAL BANK

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       FLEET NATIONAL BANK

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       MELLON BANK, N.A.

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       DRESDNER BANK AG, NEW YORK
                                          BRANCH AND GRAND CAYMAN
                                          BRANCH

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       FIRST UNION NATIONAL BANK

                                       By /s/ George Woolsey
                                          ------------------------------------
                                          Name:  George Woolsey
                                          Title: Vice President

                                       FLEET NATIONAL BANK


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       MELLON BANK, N.A.

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:



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                                       DRESDNER BANK AG, NEW YORK
                                          BRANCH AND GRAND CAYMAN
                                          BRANCH

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       FIRST UNION NATIONAL BANK

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       FLEET NATIONAL BANK

                                       By /s/ David A. Bosselait
                                          ------------------------------------
                                          Name: David A. Bosselait
                                          Title: Vice President

                                       MELLON BANK, N.A.

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


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                                       DRESDNER BANK AG, NEW YORK
                                          BRANCH AND GRAND CAYMAN
                                          BRANCH

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       FIRST UNION NATIONAL BANK

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       FLEET NATIONAL BANK

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       MELLON BANK, N.A.

                                       By /s/ Susan M. Whitewood
                                          ------------------------------------
                                          Name: Susan M. Whitewood
                                          Title: Vice President




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                                       NATIONSBANK OF TEXAS, N.A.

                                       By /s/ D. Keith Thompson
                                          ------------------------------------
                                          Name: D. Keith Thompson
                                          Title: Vice President

                                       NORWEST BANK IOWA, NATIONAL
                                          ASSOCIATION

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       ROYAL BANK OF CANADA

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       SUNTRUST BANK, CENTRAL FLORIDA,
                                          NATIONAL ASSOCIATION

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:



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                                       NATIONSBANK OF TEXAS, N.A.

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       NORWEST BANK IOWA, NATIONAL
                                          ASSOCIATION

                                       By /s/ Diane S. Ramsey
                                          ------------------------------------
                                          Name: Diane S. Ramsey
                                          Title: Vice President

                                       ROYAL BANK OF CANADA

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       SUNTRUST BANK, CENTRAL FLORIDA,
                                          NATIONAL ASSOCIATION

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


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                                       NATIONSBANK OF TEXAS, N.A.

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       NORWEST BANK IOWA, NATIONAL
                                          ASSOCIATION

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       ROYAL BANK OF CANADA

                                       By /s/ V. Abdelmessih
                                          ------------------------------------
                                          Name: V. Abdelmessih
                                          Title: Senior Account Manager

                                       SUNTRUST BANK, CENTRAL FLORIDA,
                                          NATIONAL ASSOCIATION

                                       By
                                          ------------------------------------
                                          Name:
                                          Title: